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                             EXHIBIT 23.1


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 23, 1998 included in Cadence Design Systems, Inc.'s Form 10-K for the year ended January 3, 1998.

                                       /s/ Arthur Andersen LLP
                                       ----------------------------
                                       ARTHUR ANDERSEN LLP

San Jose, California
October 9, 1998